Principal Investors Fund, Inc. Profile
                                                       Capital Preservation Fund
                                                     Advisor Select Class Shares

                                       The date of this Profile is June 15, 2001


T his Profile summarizes key information about the Capital Preservation Fund ("Fund") that is included in the Fund's prospectus. The Fund's prospectus includes additional information about the Fund, including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest. You may obtain the prospectus and other information (including Sub-Advisor composite performance information) about the Fund at no cost by calling 1-800-547-7754. The prospectus is also available on our website at: www.principal.com

Advisors Select shares of the Fund are available to an employer's sponsored retirement plan(s) (the "plan") if the plan invests at least $3 million (but less than $10 million) through the Principal Advantagesm Service Agreement.

Fund Objective/Goal
The Fund seeks a high level of current income while seeking to maintain a stable value per share.

Fund Investment Strategies
The Fund invests in a diversified portfolio of investment grade fixed-income securities, money market instruments, futures, options and other instruments and by entering into contracts ("wrapper agreements") with financial institutions, such as banks and insurance companies. Under most circumstances and over most time periods, the combination of portfolio securities and wrapper agreements is expected to provide:
o    a constant net asset value per share, and
o a rate of return that is higher than most money market mutual funds. However, there is no guarantee that either of these goals will be achieved.

The Fund invests at least 80% of its assets in fixed-income securities of short to intermediate term maturities rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, PCII, are of comparable quality. In the event that a particular security is downgraded after purchase, PCII will determine if it should be maintained in the portfolio or sold.

The Fund also invests in wrapper agreements which are contracts that, under specified circumstances, require that the wrap provider maintain a stable book value on a portion of the Fund's assets. The Fund pays premiums to purchase wrapper agreements. These costs may reduce the Fund's investment return as compared to the return on a direct investment in the securities owned by the Fund.

Significant Risks of Investing in the Fund All fixed-income securities have certain risks:
o credit risk - the possibility that the issuer does not make timely payments of principle or interest;
o interest rate risk - the possibility that the price of the security fluctuates due to changing interest rates; and
o income risk - the possibility that the Fund's income will decline when its assets are reinvested when market interest rates are falling.

The value of the securities owned by the Fund fluctuates based on these risks. PCII attempts to manage the Fund's assets to minimize these risks. It is expected that under normal circumstances, the value of the wrapper agreements will fluctuate in inverse proportion to the fluctuations in the value of the securities owned by the Fund. However, there is no assurance that the Fund will be able to maintain a stable value per share.

Manager
The Manager of the Fund is Principal Management Corporation. The Manager handles the investment advisory services and provides certain corporate administrative services to the Fund. The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2000, the mutual funds it manages had assets of approximately $6.6 billion. The Manager has contracted with the Sub-Advisor to provide investment advisory services to the Fund.

Sub-Advisor
Principal Capital Income Investors, LLC ("PCII"), an indirect wholly-owned subsidiary of Principal Life Insurance Company (The Principal(R)) and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including The Principal. Assets under management as of December 31, 2000 were approximately $33.2 billion.

Portfolio Manager
Kevin W. Croft, CFA. As a portfolio manager for PCII, Mr. Croft has direct responsibility for $950 million invested in fixed-income portfolios. He joined the Principal Financial Group in 1988. He earned his Master's and Bachelor's degrees from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

Investor Profile
The Fund is designed for investors seeking preservation and stability of principal and a level of current income higher than money market funds over most time periods. It is not in itself a balanced investment plan.

Performance

        Average annual total returns for the period ending June 30, 2001*

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of mutual funds with similar investment objectives.

                                                                                    Since
                                           1 Year   3 Years   5 Years  10 Years   Inception
-------------------------------------------------------------------------------------------
Capital Preservation Fund                                                           *
Lehman Brothers Mutual Fund
   U.S. Government 1-3 Year Index
Morningstar Avg. Short-Term Bond Category

* Cumulative return from June 15, 2001, date shares first offered to eligible purchasers.


                            Fund Operating Expenses*



        Management Fees                  0.52%
        12b-1 Fees                       0.37
        Wrapper Agreement Premiums       0.12
        Other Expenses**                 0.38

          Total Fund Operating Expenses  1.39%
        Wrapper Expense Reimbursement    0.04

                           Net Expenses  1.35%

   * The Manager has contractually agreed to pay up to 0.04% of the wrapper agreement premiums for the Fund for an indefinite period to insure that the Total Fund Operating Expenses will not exceed 1.35%. The Board of Directors may terminate this expense reimbursement arrangement at any time.
   **Other Expenses:
       Service Fee                   0.25%
       Administrative Service Fee    0.13

                                     Example


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Based on these assumptions your cost would be:

                            1 Year  3 Years

                             $137   $428